UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 1, 2005

WELLCARE HEALTH PLANS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8725 Henderson Road, Renaissance One Tampa, Florida	33634
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On April 4, 2005, the Registrant received approval from the Centers for Medicare & Medicaid Services (“CMS”) to offer services to Medicare beneficiaries in Connecticut and Illinois. The Registrant will begin serving Medicare beneficiaries in Fairfield and New Haven counties in Connecticut and in Will and Cook counties in Illinois effective May 1, 2005 through December 31, 2005. Copies of the CMS contracts for Connecticut and Illinois are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report. A copy of the press release, dated April 7, 2005, announcing the approvals is attached as Exhibit 99.1 to this Current Report.

In addition, on April 1, 2005, the Registrant received an executed amendment to the Medicaid Managed Care Model Contract between WellCare of New York, Inc., a wholly-owned subsidiary of the Registrant (“WellCare NY”), and Rockland County, New York. Among other matters, the amendment amends the definitions of Covered Services and Non-Covered Services. A copy of the amendment is attached as Exhibit 10.3 to this Current Report.

Further, on April 7, 2005, the Registrant received an executed amendment to contract No. C017720 between the New York State Department of Health and WellCare NY pursuant to which WellCare NY participates in the New York State Family Health Plus Program. The amendment ensures compliance by WellCare NY with certain requirements under the Federal Health Insurance Portability and Accountability Act. A copy of the amendment is attached as Exhibit 10.4 to this Current Report.

In the interest of providing interested parties with full access to its federal, state and county contracts, the Registrant has elected to file such contracts with the Securities and Exchange Commission. The Registrant does not believe that its business is substantially dependent on many of these contracts when each is taken individually.

Item 8.01 Other Events

On April 7, 2005, the Registrant filed a press release announcing the Registrant’s receipt of approval from CMS to offer services to Medicare beneficiaries in Connecticut and Illinois. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

10.1	Contract (H0712/P0138) between Centers for Medicare & Medicaid Services and FirstChoice Health Plans of Connecticut, Inc.

10.2	Contract ((P01354) between Centers for Medicare & Medicaid Services and Harmony Health Plan of Illinois, Inc.

10.3	Amendment to Medicaid Managed Care Model Contract between WellCare of New York, Inc. and Rockland County, New York.

10.4	Amendment to Contract No. C017720 between the New York State Department of Health and WellCare of New York, Inc.

99.1	Press release, dated April 7, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLCARE HEALTH PLANS, INC.

Date: April 7, 2005	/s/ Thaddeus Bereday
Thaddeus Bereday
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Contract (H0712/P0138) between Centers for Medicare & Medicaid Services and FirstChoice Health Plans of Connecticut, Inc.

10.2	Contract ((P01354) between Centers for Medicare & Medicaid Services and Harmony Health Plan of Illinois, Inc.

10.3	Amendment to Medicaid Managed Care Model Contract between WellCare of New York, Inc. and Rockland County, New York

10.4	Amendment to Contract No. C017720 between the New York State Department of Health and WellCare of New York, Inc.

99.1	Press release, dated April 7, 2005.